Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

AstroNova Reports Fourth-Quarter and Full-Year

Fiscal 2026 Financial Results

•	Fourth quarter revenue of $37.5 million and fiscal 2026 revenue of $150.5 million, in line with guidance

•	Fourth quarter net loss was $1.1 million, or $0.15 per diluted share; adjusted EBITDA[1] was $3.3 million, or 8.8% of sales

•	Product Identification turnaround gaining momentum with well-defined go-to-market and operations strategies

•	Total orders in the quarter were up 6.5% to $41.1 million

•	Generated $3.7 million of operating cash in the quarter and $11.7 million for the full year, compared with $2.5 million and $4.8 million in the prior periods, respectively

•	Strengthened balance sheet with debt reduced by $2.7 million in the quarter and $9.1 million in fiscal 2026

•	Previously announced evaluation of strategic alternatives

West Warwick, R.I., April 13, 2026 – AstroNova, Inc. (Nasdaq: ALOT), a leading innovator in specialized print technology solutions, today announced financial results for its fiscal 2026 fourth quarter and full-year ended January 31, 2026.

Jorik Ittmann, President and Chief Executive Officer of AstroNova, stated, “The second half of fiscal 2026 was a reset period for AstroNova. As we began the year, we recognized that the changes we were making in the business would begin to be realized with a stronger second half. Our focus was on stabilizing the business and ending the year having generated more cash, reduced debt, and raised accountability across both segments. Our Aerospace business delivered a strong performance, with ToughWriter now representing more than 80% of total flight deck printer shipments, positioning us well as aircraft build rates increase.

“In Product ID, we provide label printing solutions that address the needs of three key verticals: healthcare/life sciences, industrial and chemical industries. In these markets our labels are a component of customers’ products and are critical to their success. Our restructuring efforts are being realized through improving commercial momentum in these verticals. We have employed more robust analytics to understand our customers and markets and are better directing our resources to drive growth. This includes continuing to evolve the team, putting the right talent in the correct roles, and recognizing where and why we can win. We expect this focus of our resources where we have competitive advantages will lead to stronger, more profitable growth.”

[1]

Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income, adjusted EBITDA and adjusted EBITDA margin are Non-GAAP financial measures. Refer to the reconciliation of GAAP to non-GAAP measures in the tables that accompany this news release.

-MORE-

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

Mr. Ittmann added, “Looking ahead to fiscal 2027, we expect Aerospace to deliver measured growth, supported by rising aircraft production, a favorable product mix, and the expiration of a major royalty obligation during the third quarter of the year that negatively impacts gross margin on an annualized basis by approximately $2 million. In Product ID, we are focused on converting our commercial pipeline into consistent revenue growth while strengthening operational performance. We believe we can create greater value for our shareholders with our enhanced product offerings, go-to-market strategy and operational restructuring. Importantly, we will evaluate all strategic alternatives to achieve this goal.”

Fourth Quarter Fiscal 2026 Overview1 (comparisons are to the prior-year period unless noted otherwise)

	Three Months Ended				2H Fiscal 2026 compared with 1H Fiscal 2026
	January 31, 2026	January 31, 2025	$ Variance	% Variance	2H FY26	1H FY26	$ Variance	% Variance
Revenue	$37,536	$37,361	$175	0.5%	$76,705	$73,810	$2,895	3.9%
Gross Profit	$11,325	$12,226	$(901)	(7.4)%	$24,769	$22,865	$1,902	8.3%
Gross Profit Margin	30.2%	32.7%			32.3%	31.0%
Non-GAAP Gross Profit	$11,903	$12,289	$(386)	(3.1)%	$25,707	$23,264	$2,444	10.5%
Non-GAAP Gross Profit Margin	31.7%	32.9%			33.5%	31.5%
Operating Income (Loss)	$56	$(12,311)	$12,367	(100.5)%	$1,342	$(137)	$1,479	N/A
Operating Margin	0.1%	(33.0)%			1.7%	(0.2)%
Non-GAAP Operating Income	$1,124	$1,408	$(284)	(20.2)%	$3,688	$1,906	$1,781	93.4%
Non-GAAP Operating Income Margin	3.0%	3.8%			4.8%	2.6%
Net Income (Loss)	$(1,134)	$(15,600)	$14,466	(92.7)%	$(756)	$(1,620)	$864	53.3%
Non-GAAP Net Income (Loss)	$(305)	$419	$(724)	(172.7)%	$1,277	$(59)	$1,336	N/A
Adjusted EBITDA	$3,306	$2,794	$512	18.3%	$7,478	$5,202	$2,276	43.7%
Adjusted EBITDA Margin	8.8%	7.5%			9.7%	7.0%

Compared with the prior-year period, revenue increased $0.2 million as growth in Product ID slightly exceeded lower Aerospace revenue. Tariff mitigation contributed $0.6 million in revenue and foreign currency translation was a $0.8 million benefit in the quarter.

As a result of lower volume and mix, gross profit decreased $0.9 million, or 7.4%, and gross margin contracted 250 basis points compared with the prior-year period. On an adjusted basis, gross margin contracted 120 basis points from the prior-year period to 32.9%.

Operating expenses in the quarter were $11.3 million down from $25.0 million in the prior-year period. The prior year period included a goodwill impairment charge of $13.4 million. Operating income for the quarter was $56 thousand compared with operating loss of $12.3 million in the prior-year period, while non-GAAP operating income was $1.1 million, down $0.3 million compared with the prior-year period.

Interest expense of $0.9 million was nominally unchanged from the prior-year period. Net loss of $1.1 million, or $0.15 per share, compared with net loss of $15.6 million in the prior-year period, which included a goodwill impairment charge of $13.4 million. Non-GAAP net loss was $0.3 million, or $0.04 per share. Adjusted EBITDA was $3.3 million and Adjusted EBITDA margin was 8.8%.

Beginning in the fourth quarter of fiscal 2026, the Company revised its segment reporting methodology to allocate related general and administrative expenses directly to the reportable segments, Product Identification and Aerospace. Management believes this change better reflects the true operating performance of each segment. Prior period segment results have been recast to reflect this change. The impact of this reallocation on segment operating income is presented in the segment tables that follow.

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

Product Identification (Product ID) Segment Review

Product ID revenue was $26.3 million for the fourth quarter of fiscal 2026, up 2.5%, or $0.7 million, compared with the prior year. Aftermarket revenue remained strong, representing approximately 80% of total segment sales.

Product ID segment operating loss was $0.2 million, an improvement from the segment operating loss of $13.1 million in the prior-year period which included the previously mentioned goodwill impairment charge. Non-GAAP segment operating loss was $0.1 million, or -0.5% of revenue.

Aerospace Segment Review

Aerospace segment revenue was $11.2 million in the fiscal 2026 fourth quarter, a decrease of 4.1%, or $0.5 million from the prior-year, primarily as a result of the timing of projects.

Despite lower sales, Aerospace segment operating profit was $2.3 million, up $0.5 million, or 24.0%, over the prior-year period as a result of improved mix.

Balance Sheet and Cash Flow

Cash from operations in the fourth quarter of fiscal 2026 was $3.7 million and was $11.7 million year to date. The improvement in cash generation in the quarter was primarily the result of reduced working capital requirements, primarily due to lower inventory.

Capital expenditures in the quarter were $139 thousand and $332 thousand for fiscal 2026 compared with $79 thousand and $1.2 million, respectively, in the prior year.

Cash at the end of the fourth quarter of fiscal 2026 was $4.1 million, down $0.9 million from the end of fiscal 2025. Debt as of January 31, 2026 was $37.6 million compared with $46.7 million as of January 31, 2025.

Bookings and Backlog by Segment

Orders in the quarter for the Product ID segment were $27.5 million, up $2.9 million compared with the prior-year period as the Company’s new go-to-market strategy gained traction. The book-to-bill ratio for the segment was 104% and backlog at the end of fiscal 2026 was $13.5 million.

Orders in the quarter for the Aerospace segment were $13.6 million for a book-to-bill ratio of 122% reflecting demand from OEMs for new-build aircraft. Backlog at the end of fiscal 2026 was $12.0 million.

Fiscal 2027 Outlook

“We are making solid progress with the improvement in our Product ID segment and are delivering on the potential of the Aerospace segment. As noted previously, a major royalty obligation for Aerospace will expire in the third quarter this year that will provide an annualized contribution to gross profit of approximately $2 million beginning in the fourth quarter. We are encouraged with our progress and believe we are creating greater opportunity for the business,” concluded Mr. Ittmann.

For fiscal 2027, AstroNova expects mid-single digit revenue growth and expanded adjusted EBITDA margin.

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

Earnings Conference Call Information

AstroNova will host a conference call and webcast at 8:30 a.m. ET on Tuesday, April 14, 2026, to review financial and operating results for the fourth quarter and full year of fiscal 2026. A question and answer session will follow.

To access the conference call, please dial (201) 689-8560 or find the webcast and accompanying slide presentation at https://investors.astronovainc.com/investors/events-and-presentations/default.aspx.

A telephonic replay will be available from 12:00 p.m. ET on the day of the call through Tuesday, April 28, 2026. To listen to the archived call, dial (412) 317-6671 and enter a replay PIN 13759000. The webcast replay will be available on the Investor Relations section of the Company’s website where a transcript will be posted once available.

About AstroNova, Inc.

AstroNova (Nasdaq: ALOT) is a global provider of printing technologies serving regulated and industrial markets. The Company designs, manufactures, distributes, and services solutions that enable customers to identify, track, and communicate essential product and safety information across a wide range of applications and media. AstroNova supports customers by enabling safety, accuracy and durability for flight deck communications, medical device and healthcare products, essential chemical products, and mission-critical industrial components, while ensuring compliance with local and regional regulatory requirements.

The Product Identification segment delivers end-to-end marking and identification solutions, including hardware, software, and consumables for OEMs, commercial printers, and brand owners. These solutions are used across labels, flexible packaging, corrugated, and industrial substrates, where durability, traceability, and compliance are essential. The Aerospace segment is a global leader in providing products designed for airborne printing solutions, avionics, and data acquisition, including flight deck printing solutions, networking hardware, and specialized aerospace-grade supplies. For more information please visit: www.astronovainc.com.

Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this news release contains the Non-GAAP financial measures: Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating expenses, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income (loss), Non-GAAP net income per Common Share - diluted, Non-GAAP segment gross profit, Non-GAAP segment gross profit margin, Non-GAAP segment operating income, Non-GAAP segment operating margin, Adjusted EBITDA and Adjusted EBITDA Margin. AstroNova believes that the inclusion of these Non-GAAP financial measures helps investors gain a meaningful understanding of changes in the Company’s core operating results and can help investors who wish to make comparisons between AstroNova and other companies on both a GAAP and a Non-GAAP basis. AstroNova’s management uses these Non-GAAP financial measures, in addition to GAAP financial measures, as the basis for measuring its core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. These measures are also used by the Company’s management to assist with their financial and operating decision-making. Please refer to the financial reconciliation table included in this news release for a reconciliation of the Non-GAAP measures to the most directly comparable GAAP measures for the three months ended January 31, 2026 and 2025 as well as the years ended January 31, 2026 and 2025.

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning the Company’s anticipated performance, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, (i) the risk that our efforts to improve sales in our Product Identification segment may not result in the benefits we expect, (ii) the risk that our Aerospace customers may not continue to convert to our ToughWriter® printer in the volumes or on the schedule that we expect; (iii) the risk that we may not realize the anticipated benefits of our next-generation print engine technology; and (iv) those factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and subsequent filings AstroNova makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.

Contact:

Deborah Pawlowski, IRC, Alliance Advisors

Email: dpawlowski@allianceadvisors.com

Phone: 716.843.3908

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Condensed Consolidated Statements of Income (Loss)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	January 31, 2026	January 31, 2025	$ Variance	% Variance
Revenue	$37,536	$37,361	$175	0.5%
Cost of Revenue	26,211	25,135	1,076	4.3%

Gross Profit	11,325	12,226	(901)	(7.4)%
Total Gross Profit Margin	30.2%	32.7%
Operating Expenses:
Selling & Marketing	5,642	6,097	(455)	(7.5)%
Research & Development	1,797	1,617	180	11.1%
General & Administrative	3,830	3,420	410	12.0%
Goodwill Impairment	—	13,403	(13,403)	(100.0)%

Total Operating Expenses	11,269	24,537	(13,268)	(54.1)%
Operating Income (Loss)	56	(12,311)	12,367	(100.5)%
Total Operating Margin	0.1%	(33.0)%
Interest Expense	894	847	47	5.5%
Other (Income)/Expense, net	(51)	100	(151)	(151.0)%

Income (Loss) Before Taxes	(788)	(13,258)	12,470	(94.1)%
Income Tax Provision (Benefit)	346	2,342	(1,996)	(85.2)%

Net Income (Loss)	$(1,134)	$(15,600)	$14,466	(92.7)%

Net Income (Loss) per Common Share - Basic	$(0.15)	$(2.07)

Net Income (Loss) per Common Share - Diluted	$(0.15)	$(2.07)

Weighted Average Number of Common Shares - Basic	7,653	7,534
Weighted Average Number of Common Shares - Diluted	7,653	7,534

	Twelve Months Ended
	January 31, 2026	January 31, 2025	$ Variance	% Variance
Revenue	$150,515	$151,283	$(768)	(0.5)%
Cost of Revenue	102,881	100,625	2,256	2.2%

Gross Profit	47,634	50,658	(3,024)	(6.0)%
Total Gross Profit Margin	31.6%	33.5%
Operating Expenses:
Selling & Marketing	22,963	24,252	(1,289)	(5.3)%
Research & Development	6,788	6,047	741	12.3%
General & Administrative	16,380	15,596	784	5.0%
Goodwill Impairment	297	13,403	(13,106)	(97.8)%

Total Operating Expenses	46,428	59,298	(12,870)	(21.7)%
Operating Income (Loss)	1,206	(8,640)	9,846	(114.0)%
Total Operating Margin	0.8%	(5.7)%
Interest Expense	3,503	3,210	293	9.1%
Other (Income)/Expense, net	239	437	(198)	(45.3)%

Income (Loss) Before Taxes	(2,536)	(12,287)	9,751	(79.4)%
Income Tax Provision (Benefit)	(160)	2,202	(2,362)	(107.3)%

Net Income (Loss)	$(2,376)	$(14,489)	$12,113	(83.6)%

Net Income (Loss) per Common Share - Basic	$(0.31)	$(1.93)

Net Income (Loss) per Common Share - Diluted	$(0.31)	$(1.93)

Weighted Average Number of Common Shares - Basic	7,614	7,509
Weighted Average Number of Common Shares - Diluted	7,614	7,509

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	January 31, 2026	January 31, 2025
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$4,072	$5,050
Accounts Receivable, net	18,985	21,218
Inventories, net	43,252	47,894
Prepaid Expenses and Other Current Assets	4,395	3,855

Total Current Assets	70,704	78,017
PROPERTY, PLANT AND EQUIPMENT	40,400	58,613
Less Accumulated Depreciation	(26,272)	(42,820)

Property, Plant and Equipment, net	14,128	15,793
OTHER ASSETS
Identifiable Intangibles, net	21,496	23,519
Goodwill	17,376	16,361
Deferred Tax Assets, net	9,831	8,431
Right of Use Asset	2,466	1,781
Other Assets	1,565	1,693

TOTAL ASSETS	$137,566	$145,595

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$6,806	$7,928
Accrued Compensation	4,390	3,745
Other Accrued Expenses	4,702	4,461
Revolving Line of Credit	16,273	20,929
Current Portion of Long-Term Debt	3,033	6,110
Short-Term Debt	—	581
Current Liability – Royalty Obligation	1,656	1,358
Current Liability – Excess Royalty Payment Due	331	691
Income Taxes Payable	691	—
Deferred Revenue	489	543

Total Current Liabilities	38,371	46,346
NON-CURRENT LIABILITIES
Long-Term Debt, net of current portion	18,295	19,044
Lease Liabilities, net of current portion	1,953	1,535
Grant Deferred Revenue	899	1,090
Royalty Obligation, net of current portion	145	1,106
Income Tax Payables	800	684
Deferred Tax Liabilities	—	40
Other Long-Term Liability	241	—

TOTAL LIABILITIES	60,704	69,845
SHAREHOLDERS’ EQUITY
Common Stock	554	547
Additional Paid-in Capital	66,329	64,215
Retained Earnings	47,004	49,380
Treasury Stock	(35,227)	(35,043)
Accumulated Other Comprehensive Loss, net of tax	(1,798)	(3,349)

TOTAL SHAREHOLDERS’ EQUITY	76,862	75,750

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$137,566	$145,595

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Condensed Consolidated Statements of Cash Flow

(In thousands)

(Unaudited)

	Three Months Ended
	January 31, 2026	January 31, 2025
Cash Flows from Operating Activities:
Net Income (Loss)	$(1,134)	$(15,599)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	1,379	1,266
Grant Income Included in Depreciation	155	51
Goodwill Impairment	—	13,403
Amortization of Debt Issuance Costs	10	8
Share-Based Compensation	751	219
Deferred Income Tax Provision (Benefit)	(1,238)	874
Loss on Disposal of Fixed Assets	3	—
Changes in Assets and Liabilities:
Accounts Receivable	1,566	1,240
Inventories	2,129	236
Income Taxes	1,764	630
Accounts Payable and Accrued Expenses	(758)	(8)
Deferred Revenue	(519)	(440)
Other	(434)	645

Net Cash Provided by Operating Activities	$3,673	$2,525
Cash Flows from Investing Activities:
Proceeds from Sale of Equipment	13	—
Purchases of Property, Plant and Equipment	(139)	(79)
Cash Paid for MTEX Acquisition, net of cash acquired	—	—

Net Cash Used for Investing Activities	$(126)	$(79)
Cash Flows from Financing Activities:
Net Cash Proceeds from Employee Stock Option Plans	—	—
Net Cash Proceeds from Share Purchases under Employee Stock Purchase Plan	—	48
Net Cash Used for Payment of Taxes Related to Vested Restricted Stock	(1)	(18)
Revolving Credit Facility, net	(1,981)	734
Proceeds from Long Term Debt Borrowings	—	—
Payment of Minimum Guarantee Royalty Obligation	(279)	(655)
Principal Payments of Long-Term Debt	(864)	(2,274)
Payments of Debt Issuance Costs	—	3

Net Cash Provided by (Used for) Financing Activities	$(3,125)	$(2,163)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	44	336

Net Increase in Cash and Cash Equivalents	$466	$618
Cash and Cash Equivalents, Beginning of Period	3,606	4,432

Cash and Cash Equivalents, End of Period	$4,072	$5,050

Supplemental Information:
Cash Paid During the Period for:
Interest	$751	$810
Income Taxes, net of refunds	13	$707
Non-Cash Transactions:
Operating Lease Obtained in Exchange for Operating Lease Liabilities	$89	$—

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Condensed Consolidated Statements of Cash Flow – Twelve Months Ended

(In thousands)

(Unaudited)

	Twelve Months Ended
	January 31, 2026	January 31, 2025
Cash Flows from Operating Activities:
Net Income (Loss)	$(2,376)	$(14,489)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	4,804	4,780
Grant Income Included in Depreciation	330	159
Goodwill Impairment	297	13,403
Amortization of Debt Issuance Costs	43	30
Share-Based Compensation	2,310	1,378
Deferred Income Tax Provision (Benefit)	(1,312)	874
Loss on Disposal of Fixed Assets	115	—
Changes in Assets and Liabilities:
Accounts Receivable	2,786	2,859
Inventories	5,909	1,616
Income Taxes	663	(904)
Accounts Payable and Accrued Expenses	(1,125)	(2,379)
Deferred Revenue	(420)	(1,520)
Other	(286)	(959)

Net Cash Provided by Operating Activities	$11,738	$4,848
Cash Flows from Investing Activities:
Proceeds from Sale of Equipment	113	—
Purchases of Property, Plant and Equipment	(332)	(1,165)
Cash Paid for MTEX Acquisition, net of cash acquired	—	(19,109)

Net Cash Used for Investing Activities	$(219)	$(20,274)
Cash Flows from Financing Activities:
Net Cash Proceeds from Employee Stock Option Plans	—	12
Net Cash Proceeds from Share Purchases under Employee Stock Purchase Plan	51	146
Net Cash Used for Payment of Taxes Related to Vested Restricted Stock	(184)	(450)
Revolving Credit Facility, net	(5,158)	11,508
Proceeds from Long Term Debt Borrowings	19,720	15,078
Payment of Minimum Guarantee Royalty Obligation	(1,238)	(1,902)
Principal Payments of Long-Term Debt	(25,982)	(8,980)
Payments of Debt Issuance Costs	(66)	(34)

Net Cash Provided by (Used for) Financing Activities	$(12,857)	$15,378
Effect of Exchange Rate Changes on Cash and Cash Equivalents	360	571

Net (Decrease) Increase in Cash and Cash Equivalents	$(978)	$523
Cash and Cash Equivalents, Beginning of Period	5,050	4,527

Cash and Cash Equivalents, End of Period	$4,072	$5,050

Supplemental Information:
Cash Paid During the Period for:
Interest	$3,043	$2,701
Income Taxes, net of refunds	634	2,210
Non-Cash Transactions:
Operating Lease Obtained in Exchange for Operating Lease Liabilities	$1,075	$1,581

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Segment Sales and Profit

(Unaudited, $ in thousands)

	Three Months Ended		Twelve Months Ended
($ in thousands)	January 31, 2026	January 31, 2025	January 31, 2026	January 31, 2025
Revenue:
Product ID	$26,330	$25,678	$104,221	$102,345
Aerospace	11,206	11,683	46,294	48,938

Total Revenue	$37,536	$37,361	$150,515	$151,283

Gross Profit:
Product ID	$7,088	$8,237	$29,837	$32,571
Aerospace	4,237	3,989	17,797	18,087

Gross Profit	$11,325	$12,226	$47,634	$50,658

Gross Profit Margin:
Product ID	26.9%	32.1%	28.6%	31.8%
Aerospace	37.8%	34.1%	38.4%	37.0%

Gross Profit Margin	30.2%	32.7%	31.6%	33.5%

Segment Operating Income:
Product ID	$(234)	$(13,076)	$(472)	$(11,860)
Aerospace	2,337	1,885	9,763	9,087

Total Segment Operating Income	$2,103	$(11,191)	$9,291	$(2,773)

Segment Operating Margin:
Product ID	(0.9)%	(50.9)%	(0.5)%	(11.6)%
Aerospace	20.9%	16.1%	21.1%	18.6%

Total Segment Operating Margin	5.6%	(30.0)%	6.2%	(1.8)%

Corporate Expense	(2,049)	(1,120)	(8,085)	(5,867)

Operating Income (Loss)	$54	$(12,311)	$1,206	$(8,640)
Interest Expense	$894	$847	$3,503	$3,210
Other (Income)/Expense, net	(51)	100	239	437

Income (Loss) Before Income Taxes	$(788)	$(13,259)	$(2,536)	$(12,287)
Income Tax Provision (Benefit)	346	2,342	(160)	2,202

Net Income (Loss)	$(1,134)	$(15,600)	$(2,376)	$(14,489)

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Segment Sales and Non-GAAP Profit

(Unaudited, $ in thousands)

	Three Months Ended		Twelve Months Ended
($ in thousands)	January 31, 2026	January 31, 2025	January 31, 2026	January 31, 2025
Revenue:
Product ID	$26,330	$25,678	$104,221	$102,345
Aerospace	11,206	11,683	46,294	48,938

Total Revenue	$37,536	$37,361	$150,515	$151,283

Non-GAAP Gross Profit:
Product ID	$7,356	$8,296	$31,010	$32,770
Aerospace	4,547	3,989	17,961	18,087

Non-GAAP Gross Profit	$11,903	$12,285	$48,971	$50,857

Non-GAAP Gross Profit Margin:
Product ID	27.9%	32.3%	29.8%	32.0%
Aerospace	40.6%	34.1%	38.8%	37.0%

Non-GAAP Gross Profit Margin	31.7%	32.9%	32.5%	33.6%

Non-GAAP Segment Operating Income:
Product ID	$(124)	$647	$1,542	$2,966
Aerospace	2,648	1,886	9,934	9,088

Total Non-GAAP Segment Operating Income	$2,524	$2,533	$11,476	$12,054

Non-GAAP Segment Operating Margin:
Product ID	(0.5)%	2.5%	1.5%	2.9%
Aerospace	23.6%	16.1%	21.5%	18.6%

Total Non-GAAP Segment Operating Margin	6.7%	6.8%	7.6%	8.0%

Corporate Expense	(1,400)	(1,123)	(5,882)	(5,437)

Non-GAAP Operating Income	$1,124	$1,409	$5,594	$6,617
Interest Expense	$894	$847	$3,503	$3,210
Other (Income)/Expense, net	(51)	100	28	437

Income Before Income Taxes	$281	$462	$2,063	$2,970
Adjusted Income Tax Provision (Benefit)	586	43	845	284

Non-GAAP Net Income	$(305)	$419	$1,218	$2,686

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Revenue by Market

(unaudited, $ in thousands)

Product ID:	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY2025	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY2026
Desktop Label Printers	$14,220	$16,349	$15,408	$14,019	$59,996	$15,478	$15,190	$16,115	15,041	61,824
Mail & Sheet/Flat Pack Printers	3,930	3,471	3,679	4,494	15,574	4,050	3,740	4,280	4,138	16,208
Professional Label Printers	3,245	4,231	3,423	2,972	13,871	3,247	3,506	3,636	3,863	14,252
Direct to Package/Overprint Printers	1,787	2,925	3,627	2,718	11,057	3,396	2,230	2,371	2,579	10,576
Flexible Packaging Printers	—	—	15	1,289	1,304	30	69	79	38	216
Other	3	189	165	186	543	88	19	368	670	1,145

TOTAL	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754	$26,849	26,330	104,221

Aerospace:	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY2025	Q1 FY26*	Q2 FY26	Q3 FY26	Q4 FY26	FY2026
Commercial Aircraft	$3,813	$6,299	$5,221	$4,363	$19,696	$4,953	$4,714	$5,764	$5,030	$20,461
Aftermarket	4,694	5,326	7,058	5,481	22,559	4,911	4,953	4,955	4,831	19,650
Defense	329	608	734	781	2,452	811	1,047	766	885	3,509
Regional and Biz Jet Aircraft	697	604	993	802	3,096	396	431	634	195	1,656
Other	243	537	99	256	1,135	348	203	201	266	1,018

TOTAL	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320	$11,206	$46,294

Consolidated Total	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169	37,536	150,515

*

Q1 fiscal 2026 revenue by market has been revised from amount previously reported in our Q1 fiscal 2026 press release issued on June 5, 2025, to correct a classification error between market categories. Total Q1 fiscal sales were unaffected.

ASTRONOVA, INC.

Revenue by Type

(unaudited, $ in thousands)

Product ID	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2026
Product ID HW	$3,802	$4,311	$4,590	$5,591	$18,294	$4,776	$4,511	$5,357	$5,332	$19,976
Product ID Recurring Supplies, Parts & Service	19,383	22,854	21,727	20,087	84,051	21,513	20,243	21,492	20,997	84,245

Total Product ID	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754	$26,849	$26,330	$104,221
Aerospace
Aerospace HW	$5,073	$8,048	$7,032	$6,185	$26,338	$6,519	$6,425	$7,360	$6,369	$26,673
Aerospace Recurring Supplies, Parts & Service	4,703	5,326	7,073	5,498	22,600	4,900	4,923	4,960	4,838	19,621

Total Aerospace	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320	$11,206	$46,294
Consolidated
AstroNova HW	$8,875	$12,359	$11,622	$11,776	$44,632	$11,295	$10,936	$12,717	$11,701	$46,649
AstroNova Recurring Supplies, Parts & Service	24,086	28,180	28,800	25,585	106,651	26,413	25,166	26,452	25,835	103,866

TOTAL	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169	$37,536	$150,515

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Bookings and Backlog

(unaudited, $ in thousands)

AstroNova

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2026
Beginning backlog (Non-MTEX)	$31,394	$31,556	$29,900	$27,093	$31,394	$28,307	$25,491	$25,291	$21,989	$28,307
MTEX*	$—	$3,084	$—	$—	$3,084	$—	$—	$—	$—	$—
Backlog Beginning of Period (incl. MTEX)	$31,394	$34,640	$29,900	$27,093	$34,478	$28,307	$25,491	$25,291	$21,989	$28,307

Revenue Recognized (Billings)	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169	$37,536	$150,515
New Bookings During Period	$33,122	$35,799	$37,615	$38,576	$145,112	$34,893	$35,901	$35,867	$41,077	$147,738
Backlog End of Period	$31,556	$29,900	$27,093	$28,307	$28,307	$25,491	$25,291	$21,989	$25,530	$25,530
Book/Bill %	100%	88%	93%	103%	96%	93%	99%	92%	109%	96%

*	MTEX Backlog was acquired during 2nd quarter fiscal 2025

Product Identification

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2026
Beginning backlog (Non-MTEX)	$19,725	$19,467	$18,786	$19,254	$19,725	$18,091	$18,044	$16,727	$12,351	$18,091
MTEX*	$—	$3,084	$—	$—	$3,084	$—	$—	$—	$—	$—
Backlog Beginning of Period (incl. MTEX)	$19,725	$22,551	$18,786	$19,254	$22,809	$18,091	$18,044	$16,727	$12,351	$18,091

Revenue Recognized (Billings)	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754	$26,849	$26,330	$104,221
New Bookings During Period	$22,926	$23,400	$26,785	$24,516	$97,627	$26,242	$23,437	$22,473	$27,460	$99,612
Backlog End of Period	$19,467	$18,786	$19,254	$18,091	$18,091	$18,044	$16,727	$12,351	$13,484	$13,482
Book/Bill %	99%	86%	102%	95%	95%	100%	95%	84%	104%	95%

*	MTEX Backlog was acquired during 2nd quarter fiscal 2025

Aerospace

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2025
Backlog Beginning of Period	$11,669	$12,089	$11,114	$7,839	$11,669	$10,216	$7,447	$8,563	$9,638	$10,216
Revenue Recognized (Billings)	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320	$11,206	$46,294
New Bookings During Period	$10,196	$12,399	$10,830	$14,060	$47,485	$8,651	$12,464	$13,394	$13,617	$48,126
Backlog End of Period	$12,089	$11,114	$7,839	$10,216	$10,216	$7,447	$8,563	$9,638	$12,047	$12,048
Book/Bill %	104%	93%	77%	120%	97%	76%	110%	109%	122%	97%

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Segment Sales and Profit – Historical Quarterly Summary (Recast)

(unaudited, $ in thousands)

	FY24	Q1	Q2	Q3	Q4	FY25	Q1	Q2	Q3	Q4	FY26

Revenue	$44,045	9,776	13,374	14,105	11,683	$48,938	11,419	11,348	12,320	11,206	$46,294
Gross profit	$15,900	3,456	5,548	5,093	3,989	$18,087	3,719	3,721	6,121	4,236	$17,797

Gross Profit Margin	36.1%	35.4%	41.5%	36.1%	34.1%	37.0%	32.6%	32.8%	49.7%	37.8%	38.4%
Operating Expenses:
Selling & Marketing	$3,433	904	899	913	822	$3,537	481	911	1,095	772	$3,260
Research & Development	$2,347	801	781	877	785	$3,243	652	603	710	656	$2,621
General & Administrative	$1,881	644	567	512	497	$2,220	606	540	536	471	$2,154

Total Operating Expenses	$7,661	2,348	2,246	2,301	2,104	$9,000	1,739	2,055	2,341	1,899	$8,034
Aerospace Operating Income	$8,240	1,108	3,302	2,792	1,885	$9,087	1,980	1,666	3,780	2,338	$9,763

Aerospace Operating Margin	18.7%	11.3%	24.7%	19.8%	16.1%	18.6%	17.3%	14.7%	30.7%	20.9%	21.1%
Non-GAAP
Aerospace Adjusted EBITDA[1]	$10,239	1,519	3,719	3,193	2,279	$10,710	2,566	2,081	3,911	3,104	$11,662

Adjusted EBITDA Margin[1]	23.2%	15.5%	27.8%	22.6%	19.5%	21.9%	22.5%	18.3%	31.7%	27.7%	25.2%

	FY24	Q1	Q2	Q3	Q4	FY25	Q1	Q2	Q3	Q4	FY26

Revenue	$104,041	23,185	27,165	26,317	25,679	$102,345	26,289	24,754	26,849	26,330	$104,221
Gross profit	$33,604	8,002	8,315	8,015	8,236	$32,570	8,232	7,194	7,323	7,088	$29,838

Gross Profit Margin	32.3%	34.5%	30.6%	30.5%	32.1%	31.8%	31.3%	29.1%	27.3%	26.9%	28.6%
Operating Expenses:
Selling & Marketing	$19,971	4,436	5,567	5,438	5,274	$20,715	5,124	4,935	4,773	4,870	$19,703
Research & Development	$3,994	670	507	795	832	$2,804	877	961	1,188	1,141	$4,167
General & Administrative	$4,314	1,447	2,363	1,896	15,206	$20,911	1,971	1,490	1,667	1,310	$6,439

Total Operating Expenses	$28,280	6,553	8,437	8,128	21,312	$44,430	7,973	7,387	7,628	7,323	$30,310
Product ID Operating Income	$5,325	1,449	(121)	(112)	(13,076)	$(11,860)	259	(192)	(304)	(234)	$(472)

Product ID Operating Margin	5.1%	6.2%	(0.4)%	(0.4)%	(50.9)%	(11.6)%	1.0%	(0.8)%	(1.1)%	(0.9)%	(0.5)%
Non-GAAP
Product ID Adjusted EBITDA[1]	$11,156	2,046	1,619	1,269	1,615	$6,550	1,902	870	1,371	1,095	$5,238

Adjusted EBITDA Margin[1]	10.7%	8.8%	6.0%	4.8%	6.3%	6.4%	7.2%	3.5%	5.1%	4.2%	5.0%
Corporate Expense	$4,768	1,211	2,120	1,416	1,120	$5,867	1,668	2,181	2,187	2,049	$8,086

Consolidated Operating Income	8,796	1,346	1,061	1,264	(12,311)	(8,640)	571	(708)	1,288	55	1,206

Consolidated Operating Margin	5.9%	4.1%	2.6%	3.1%	(33.0)%	(5.7)%	1.5%	(2.0)%	3.3%	0.1%	0.8%
Non-GAAP
Adjusted EBITDA[1]	$17,601	2,463	3,849	3,230	2,793	$12,336	3,146	2,056	4,173	3,306	$12,681

Adjusted EBITDA Margin[1]	11.9%	7.5%	9.5%	8.0%	7.5%	8.2%	8.3%	5.7%	10.7%	8.8%	8.4%

(1)	Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please refer to the reconciliation of GAAP to non-GAAP metrics in the tables that accompany this news release.

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA, INC.

Reconciliation of GAAP to Non-GAAP Items

(Unaudited, $ in thousands)

	Three Months Ended		Twelve Months Ended		2H Fiscal 2026 and 1H Fiscal 2026
	January 31, 2026	January 31, 2025	January 31, 2026	January 31, 2025	2H FY26	1H FY26
Revenue	$37,536	$37,361	$150,515	$151,283	$76,705	$73,810

Gross Profit	$11,324	$12,227	$47,634	$50,658	$24,769	$22,866
Inventory Step-Up	—	62	61	216	—	61
Inventory Provision	365	—	724	—	724	—
Restructuring Charges	29	—	367	—	30	337
Product Retrofit Costs	185	—	185	—	185	—

Non-GAAP Gross Profit	$11,903	$12,289	$48,971	$50,874	$25,708	$23,264

Gross Profit Margin	30.2%	32.7%	31.6%	33.5%	32.3%	31.0%
Non-GAAP Gross Profit Margin	31.7%	32.9%	32.5%	33.6%	33.5%	31.5%
Operating Expenses	$11,270	$24,538	$46,428	$59,298	$23,426	$23,003
MTEX-related Acquisition Expenses	—	(254)	(311)	(1,204)	—	(311)
CFO Transition Costs	—	—	—	(432)	—	—
Restructuring Charges	(23)	—	(990)	—	(81)	(910)
Non-Recurring Legal Expenses	(258)	—	(715)	—	(646)	(69)
Non-Recurring Proxy Costs	(210)	—	(738)	—	(383)	(355)
Goodwill Impairment	—	(13,403)	(297)	(13,403)	(297)	—

Non-GAAP Operating Expenses	$10,779	$10,881	$43,377	$44,259	$22,019	$21,358

Operating Income (Loss)	$54	$(12,311)	$1,206	$(8,640)	$1,342	$(137)
MTEX-related Acquisition Expenses	—	254	311	1,204	—	311
CFO Transition Costs	—	—	—	432	—	—
Inventory Step-Up	—	62	61	216	—	61
Inventory Provision	365	—	724	—	724	—
Restructuring Charges	52	—	1,357	—	110	1,247
Product Retrofit Costs	185	—	185	—	186	—
Non-Recurring Legal Expenses	258	—	715	—	646	69
Non-Recurring Proxy Costs	210	—	738	—	383	355
Goodwill Impairment	—	13,403	297	13,403	297	—

Non-GAAP Operating Income	$1,124	$1,408	$5,594	$6,615	$3,688	$1,906

Operating Income Margin	0.1%	(33.0)%	0.8%	(5.7)%	1.7%	(0.2)%
Non-GAAP Operating Income Margin	3.0%	3.8%	3.7%	4.4%	4.8%	2.6%
Net Income (Loss)	$(1,134)	$(15,600)	$(2,376)	$(14,489)	$(756)	$(1,620)
MTEX-related Acquisition Expenses(1)	—	197	237	910	—	237
CFO Transition Costs, net(1)	—	(4)	—	328	—	—
Inventory Step-Up(1)	—	50	49	161	—	49
Inventory Provision(1)	292	—	565	—	565	—
Restructuring Charges(1)	41	—	1,030	—	80	950
Product Retrofit Costs(1)	148	—	148	—	148	—
Non-Recurring Legal Expenses(1)	189	—	542	—	489	53
Non-Recurring Proxy Costs(1)	160	—	561	—	289	272
Realized Fx(1)	—	—	80	—	80	—
Other (Income) and Expense(1)	—	—	85	—	85	—
Goodwill Impairment	—	13,403	297	13,403	297	—
Tax Provision Valuation Allowance	—	2,373	—	2,373	—	—

Non-GAAP Net Income (Loss)	$(305)	$419	$1,218	$2,686	$1,277	$(59)

Diluted Earnings (Loss) Per Share	$(0.15)	$(2.07)	$(0.31)	$(1.93)	$(0.10)	$(0.21)
MTEX-related Acquisition Expenses(1)	—	0.03	0.03	0.12	—	0.03
CFO Transition Costs, net(1)	—	(0.00)	—	0.04	—	—
Inventory Step-Up(1)	—	0.01	0.01	0.02	—	0.01
Inventory Provision(1)	0.04	—	0.07	—	0.07	—
Restructuring Charges(1)	0.01	—	0.14	—	0.01	0.13
Product Retrofit Costs(1)	0.02	—	0.02	—	0.02	—
Non-Recurring Legal Expenses(1)	0.02	—	0.07	—	0.06	0.01
Non-Recurring Proxy Costs(1)	0.02	—	0.07	—	0.04	0.04
Realized Fx(1)	—	—	0.01	—	0.01	—
Other (Income) and Expense(1)	—	—	0.01	—	0.01	—
Goodwill Impairment(1)	—	1.78	0.04	1.76	0.04	—
Tax Provision Valuation Allowance	—	0.31	—	0.31	—	—

Non-GAAP Diluted Earnings (Loss) Per Share	$(0.04)	$0.06	$0.16	$0.32	$0.16	$(0.01)

(1)	Net of taxes

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA INC.

Reconciliation of Net Income and Margin to Adjusted EBITDA and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	January 31, 2026	January 31, 2025
Net Income (Loss)	$(1,134)	$(15,600)
Interest Expense	894	847
Income Tax Expense (Benefit)	346	2,342
Depreciation & Amortization	1,379	1,266

EBITDA	$1,485	$(11,145)
Share-Based Compensation	752	219
MTEX-related Acquisition Expenses	—	259
CFO Transition Costs	—	(5)
Inventory Step-Up	—	62
Inventory Provision	365	—
Restructuring Charges	52	—
Product Retrofit Costs	185	—
Non-Recurring Legal Expenses	258	—
Non-Recurring Proxy Costs	210	—
Goodwill Impairment	—	13,403

Adjusted EBITDA	$3,306	$2,794

Revenue	$37,536	$37,361
Net Income (Loss) Margin	(3.0)%	(41.8)%
Adjusted EBITDA Margin	8.8%	7.5%

	Twelve Months Ended		2H Fiscal 2026 and 1H 2026
	January 31, 2026	January 31, 2025	2H FY26	1H FY26
Net Income (Loss)	$(2,376)	$(14,489)	$(757)	$(1,619)
Interest Expense	3,503	3,210	1,721	1,782
Income Tax Expense (Benefit)	(160)	2,202	218	(378)
Depreciation & Amortization	4,804	4,780	2,234	2,570

EBITDA	$5,771	$(4,297)	$3,418	$2,355
Share-Based Compensation	2,310	1,378	1,505	805
MTEX-related Acquisition Expenses	311	1,204	—	311
CFO Transition Costs	—	432	—	—
Inventory Step-Up	61	216	—	61
Inventory Provision	724	—	724	—
Restructuring Charges	1,357	—	110	1,247
Product Retrofit Costs	185	—	185	—
Non-Recurring Legal Expenses	715	—	646	69
Non-Recurring Proxy Costs	738	—	383	355
Realized Fx	100	—	100	—
Other (Income) and Expense	112	—	112	—
Goodwill Impairment	297	13,403	297	—

Adjusted EBITDA	$12,681	$12,336	$7,478	$5,203

Revenue	$150,515	$151,283	$76,705	$73,810
Net Income (Loss) Margin	(1.6)%	(9.6)%	(1.0)%	(2.2)%
Adjusted EBITDA Margin	8.4%	8.2%	9.7%	7.0%

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA INC.

Reconciliation of Segment Gross Profit and Margin to Non-GAAP Gross Profit and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	January 31, 2026			January 31, 2025
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Gross Profit	$7,088	$4,237	$11,325	$8,237	$3,989	$12,226
Inventory Step-Up	—	—	—	62	—	62
Inventory Provision	54	311	365	—	—	—
Product Retrofit Costs	185	—	185	—	—	—
Restructuring Charges	29	—	29	—	—	—

Non-GAAP - Segment Gross Profit	$7,356	$4,548	$11,904	$8,299	$3,989	$12,288

Revenue	$26,330	$11,206	$37,536	$25,678	$11,683	$37,361
Gross Profit Margin	26.9%	37.8%	30.2%	32.1%	34.1%	32.7%
Non-GAAP Segment Gross Profit Margin	27.9%	40.6%	31.7%	32.3%	34.1%	32.9%

	Twelve Months Ended
	January 31, 2026			January 31, 2025
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Gross Profit	$29,837	$17,797	$47,634	$32,571	$18,087	$50,658
Inventory Step-Up	61	—	61	216	—	216
Inventory Provision	724	—	724	—	—	—
Product Retrofit Costs	185	—	185	—	—	—
Restructuring Charges	202	165	367	—	—	—
Non-GAAP - Segment Gross Profit	$31,009	$17,962	$48,971	$32,787	$18,087	$50,874
Revenue	$104,221	$46,294	$150,515	$102,345	$48,938	$151,283
Gross Profit Margin	28.6%	38.4%	31.6%	31.8%	37.0%	33.5%
Non-GAAP Segment Gross Profit Margin	29.8%	38.8%	32.5%	32.0%	37.0%	33.6%

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA INC.

Reconciliation of Segment Operating Profit and Margin to Non-GAAP Operating Profit and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	January 31, 2026			January 31, 2025
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Operating Income (Loss)	$(234)	$2,337	$2,103	$(13,075)	$1,886	$(11,189)
MTEX-related Acquisition Expenses	—	—	—	259	—	259
Inventory Step-Up	—	—	—	62	—	62
Inventory Provision	54	311	365	—	—	—
Product Retrofit Costs	185	—	185	—	—	—
Restructuring Charges	52	—	52	—	—	—
Non-Recurring Legal Expenses	(181)	—	(181)	—	—	—
Goodwill Impairment	—	—	—	13,403	—	13,403

Non-GAAP - Segment Operating Income (Loss)	$(124)	$2,648	$2,524	$649	$1,886	$2,535

Revenue	$26,330	$11,206	$37,536	$25,678	$11,683	$37,361
Operating Margin	(0.9)%	20.9%	5.6%	(50.9)%	16.1%	(29.9)%
Non-GAAP Operating Margin	(0.5)%	23.6%	6.7%	2.5%	16.1%	6.8%

	Twelve Months Ended
	January 31, 2026			January 31, 2025
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Operating Income (Loss)	$(471)	$9,763	$9,292	$(11,860)	$9,088	$(2,772)
MTEX-related Acquisition Expenses	311	—	311	1,204	—	1,204
Inventory Step-Up	61	—	61	216	—	216
Inventory Provision	724	—	724	—	—	—
Product Retrofit Costs	185	—	185	—	—	—
Restructuring Charges	483	171	654	—	—	—
Non-Recurring Legal Expenses	(48)	—	(48)	—	—	—
Goodwill Impairment	297	—	297	13,403	—	13,403

Non-GAAP - Segment Operating Income	$1,542	$9,934	$11,476	$2,963	$9,088	$12,051

Revenue	$104,221	$46,294	$150,515	$102,345	$48,938	$151,283
Operating Margin	(0.5)%	21.1%	6.2%	(11.6)%	18.6%	(1.8)%
Non-GAAP Operating Margin	1.5%	21.5%	7.6%	2.9%	18.6%	8.0%

AstroNova Reports Fourth-Quarter and Full-Year Fiscal 2026 Financial Results

April 13, 2026

ASTRONOVA INC.

Reconciliation of Segment and Consolidated Net Income to Adjusted EBITDA (Past Quarters and Years)

(Unaudited, $ in thousands)

	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26

Operating Income	$8,240	$1,108	$3,302	$2,792	$1,886	$9,088	$1,980	$1,666	$3,780	$2,338	$9,763
Other	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—

Profit Before Tax	$8,240	1,108	3,302	2,792	1,886	$9,088	1,980	1,666	3,780	2,338	$9,763
Tax	—	—	—	—	—	—	—	—	—	—	—

Net Income	$8,240	1,108	3,302	2,792	1,886	$9,088	1,980	1,666	3,780	2,338	$9,763
Depreciation & Amortization	1,873	374	378	365	365	1,482	373	368	363	360	1,464
Share-Based Compensation	126	37	39	36	29	140	43	46	80	94	263
Inventory Provision	—	—	—	—	—	—	—	—	(311)	311	—
Restructuring Charges	—	—	—	—	—	—	170	1	—	—	171

Adjusted EBITDA	$10,239	$1,519	$3,719	$3,193	$2,279	$10,710	$2,566	$2,081	$3,911	$3,104	$11,662

Revenue	$44,045	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320	$11,206	$46,294
Adjusted EBITDA Margin	23.2%	15.5%	27.8%	22.6%	19.5%	21.9%	22.5%	18.3%	31.7%	27.7%	25.2%
	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26

Operating Income	$5,325	$1,449	$(121)	$(113)	$(13,075)	$(11,860)	$259	$(192)	$(304)	$(234)	$(471)
Other	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—

Profit Before Tax	$5,325	1,449	(121)	(113)	(13,075)	$(11,860)	259	(192)	(304)	(234)	$(471)
Tax	—	—	—	—	—	—	—	—	—	—	—

Net Income	$5,325	1,449	(121)	(113)	(13,075)	$(11,860)	259	(192)	(304)	(234)	$(471)
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Tax	—	—	—	—	—	—	—	—	—	—	—
Depreciation & Amortization	2,378	532	921	929	896	3,279	913	909	489	1,013	3,322

Share-Based Compensation	317	64	74	94	75	308	(7)	86	88	207	373
MTEX-related Acquisition Expenses	—	—	625	325	254	1,204	337	(26)	—	—	311
Inventory Step-Up	—	—	120	34	62	216	61	—	—	—	61
Inventory Provision	—	—	—	—	—	—	—	—	670	54	724
Restructuring Charges	2,494	—	—	—	—	—	339	94	(2)	52	483
Product Retrofit Costs	642	—	—	—	—	—	—	—	—	185	185
Non-Recurring Legal Expenses	—	—	—	—	—	—	—	—	134	(182)	(48)
Goodwill Impairment	—	—	—	—	13,403	13,403	—	—	297	—	297

Adjusted EBITDA	11,156	2,046	1,619	1,269	1,615	6,550	1,902	870	1,371	1,095	5,238

Revenue	$104,041	$23,185	$27,165	$26,317	$25,679	$102,345	$26,289	$24,754	$26,849	$26,330	$104,221
Adjusted EBITDA Margin	10.7%	8.8%	6.0%	4.8%	6.3%	6.4%	7.2%	3.5%	5.1%	4.2%	5.0%

	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26

Operating Income	$(4,768)	$(1,211)	$(2,120)	$(1,416)	$(1,122)	$(5,869)	$(1,668)	$(2,181)	$(2,187)	$(2,050)	$(8,087)
Other	26	118	173	46	100	437	(24)	104	210	(51)	239
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503

Profit Before Tax	$(7,491)	(1,811)	(3,231)	(2,406)	(2,069)	$(9,516)	(2,541)	(3,170)	(3,224)	(2,893)	$(11,829)
Tax	1,379	(434)	261	34	2,342	2,203	75	(454)	(128)	346	(161)

Net Income	$(8,870)	(1,377)	(3,492)	(2,440)	(4,411)	$(11,719)	(2,616)	(2,716)	(3,096)	(3,239)	$(11,668)
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503
Tax	1,379	(434)	261	36	2,342	2,205	75	(454)	(128)	346	(161)
Depreciation & Amortization	15	4	4	6	4	19	4	4	5	5	18

EBITDA	$(4,779)	(1,324)	(2,289)	(1,454)	(1,218)	$(6,285)	(1,640)	(2,282)	(2,392)	(1,994)	$(8,308)
Share-Based Compensation	903	223	368	222	116	929	270	367	586	449	1,673
CFO Transition Costs	—	—	432	—	—	432	—	—	—	—	—
Restructuring Charges	82	—	—	—	—	—	49	595	60	—	703
Non-Recurring Legal Expenses	—	—	—	—	—	—	—	69	254	440	763
Non-Recurring Proxy Costs	—	—	—	—	—	—	—	355	172	210	738
Realized Fx	—	—	—	—	—	—	—	—	100	—	100
Other (Income) and Expense	—	—	—	—	—	—	—	—	112	—	112

Adjusted EBITDA	$(3,794)	$(1,101)	$(1,489)	$(1,232)	$(1,102)	$(4,924)	$(1,321)	$(896)	$(1,108)	$(895)	$(4,220)

	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26

Operating Income	$8,796	$1,346	$1,061	$1,263	$(12,311)	$(8,641)	$571	$(708)	$1,288	$55	$1,207
Other	26	118	173	46	100	437	(24)	104	210	(51)	239
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503

Profit Before Tax	$6,073	746	(50)	273	(13,258)	$(12,288)	(302)	(1,697)	251	(789)	$(2,536)
Tax	1,379	(434)	261	34	2,342	2,202	75	(454)	(128)	346	(161)

Net Income	$4,694	1,180	(311)	239	(15,600)	$(14,490)	(377)	(1,243)	379	(1,134)	$(2,374)
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503
Tax	1,379	(434)	261	36	2,342	2,202	75	(454)	(128)	346	(161)
Depreciation & Amortization	4,266	911	1,304	1,300	1,266	4,780	1,290	1,280	856	1,379	4,805

EBITDA	$13,036	2,139	2,191	2,519	(11,146)	$(4,297)	1,885	469	1,934	1,485	$5,773
Share-Based Compensation	1,347	325	481	352	219	1,378	306	499	754	751	2,310
MTEX-related Acquisition Expenses	—	—	625	325	254	1,204	337	(26)	—	—	311
CFO Transition Costs	—	—	432	—	—	432	—	—	—	—	—
Inventory Step-Up	—	—	120	34	62	216	61	—	—	—	61
Inventory Provision	—	—	—	—	—	—	—	—	359	365	724
Restructuring Charges	2,576	—	—	—	—	—	558	689	59	52	1,357
Product Retrofit Costs	642	—	—	—	—	—	—	—	—	185	185
Non-Recurring Legal Expenses	—	—	—	—	—	—	—	69	387	258	715
Non-Recurring Proxy Costs	—	—	—	—	—	—	—	355	172	210	738
Realized Fx	—	—	—	—	—	—	—	—	100	—	100
Other (Income) and Expense	—	—	—	—	—	—	—	—	112	—	112
Goodwill Impairment	—	—	—	—	13,403	13,403	—	—	297	—	297

Adjusted EBITDA	$17,601	$2,463	$3,849	$3,230	$2,793	$12,336	$3,146	$2,056	$4,175	$3,306	$12,681

Revenue	$148,086	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169	$37,536	$150,515
Adjusted EBITDA Margin	11.9%	7.5%	9.5%	8.0%	7.5%	8.2%	8.3%	5.7%	10.7%	8.8%	8.4%